UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

GREEN THUMB INDUSTRIES INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56132	98-1437430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Huron Street Suite 700
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 471-6720

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2026, GTI23, Inc. (the “Borrower”), a Delaware corporation and a subsidiary of Green Thumb Industries Inc., a British Columbia corporation (the “Company”) entered into Amendment No. 1 to Credit Agreement (the “Amendment”) with respect to the existing Credit Agreement, dated September 11, 2024 (as amended, the “Credit Agreement”), by and among the Borrower, certain other subsidiaries of the Company as guarantors, the lenders party thereto, and Valley National Bank, a national banking association, in its capacity as agent for the lenders.

Pursuant to the Amendment, the Borrower incurred an additional $50 million of term loans (the “Additional Term Loans”). The Additional Term Loans rank pari passu with, and the terms applicable to the Additional Term Loans are in all respects identical to those applicable to, the existing Closing Date Term Loans (as defined in the Credit Agreement), except to the extent expressly set forth in the Credit Agreement. The Borrower intends to use the net proceeds of the Additional Term Loans to pay costs, expenses and fees in connection with the Amendment and to fund potential strategic investments and other working capital needs of the business.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On February 20, 2026, the Company issued a press release announcing the Amendment, a copy of which is attached as Exhibit 99.1 to this Report.

The information set forth in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Amendment No. 1 to Credit Agreement, dated February 19, 2026, by and among Valley National Bank, as agent, the lenders party hereto, and GTI23, Inc., as borrower
99.1	Press release, dated February 20, 2026
†	* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN THUMB INDUSTRIES INC.

Date:	February 19, 2026	By:	/s/ Benjamin Kovler
Benjamin Kovler Chief Executive Officer